UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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RE/MAX Holdings, Inc.

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The following is an investor presentation that was used by The Real Brokerage Inc. in connection with the proposed acquisition of RE/MAX Holdings, Inc.

The Real B rokerage to acquire REMAX APRIL 27, 2026 1

Cautionary Disclosure Regarding Forward - Looking Statements This communication contains certain “forward - looking statements” and “forward - looking information” within the meaning of applicable United States and Canadian securities laws, including Section 27 A of the U . S . Securities Act of 1933 , as amended, and Section 21 E of the U . S . Securities Exchange Act of 1934 , as amended . Forward - looking statements/forward - looking information include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “potential,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could . ” These forward - looking statements/forward - looking information include, but are not limited to, statements related to the expected benefits of the proposed transaction ; the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, including the expected leverage of the combined company and the amount and timing of synergies from the proposed transaction ; the completion of the transaction and the expected timeline ; and the ability to satisfy all closing conditions, including the receipt of required approvals for the transaction . Forward - looking statements/forward - looking information inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements, including statements about the consummation of the proposed transaction and the anticipated benefits thereof . Where, in any forward - looking statement, The Real Brokerage Inc . (“Real”) or RE/MAX Holdings, Inc . (“RE/MAX Holdings”) express an expectation or belief as to future results or events, it is based on Real and/or RE/MAX Holdings’ current plans and expectations, expressed in good faith and believed to have a reasonable basis . However, neither Real nor RE/MAX Holdings can give any assurance that any such expectation or belief will result or will be achieved or accomplished . Important risk factors that may cause such a difference include, but are not limited to : Real’s and RE/MAX Holdings’ ability to consummate the proposed transaction on the expected timeline or at all ; Real’s and RE/MAX Holdings’ ability to obtain the necessary regulatory approvals in a timely manner and the risk that such approvals are not obtained or are obtained subject to conditions that are not anticipated ; Real’s or RE/MAX Holdings’ ability to obtain approval of their shareholders ; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur ; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring Real or RE/MAX Holdings to pay a termination fee ; the diversion of management time on transaction - related issues ; risks related to disruption from the proposed transaction, including disruption of management time from current plans and ongoing business operations due to the proposed transaction and integration matters ; the risk that the proposed transaction and its announcement could have an adverse effect on Real’s and RE/MAX Holdings’ ability to retain agents, franchisees and personnel or that there could be potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction ; unexpected costs, charges or expenses resulting from the proposed transaction ; potential litigation relating to the proposed transaction that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto ; the ability of the combined company to achieve the synergies and other anticipated benefits expected from the proposed transaction or such synergies and other anticipated benefits taking longer to realize than anticipated ; the ability of the combined company to achieve the expected leverage or such leverage taking longer to realize than anticipated ; Real’s ability to integrate RE/MAX Holdings promptly and effectively ; anticipated tax treatment, unforeseen liabilities, future capital expenditures, economic performance, future prospects and business and management strategies for the management, expansion and growth of the combined company’s operations ; certain restrictions during the pendency of the proposed transaction that may impact Real’s or RE/MAX Holdings’ ability to pursue certain business opportunities or strategic transactions or otherwise operate their respective businesses ; and other risk factors detailed from time to time in Real’s and RE/MAX Holdings’ reports filed with the SEC and Real’s reports filed with Canadian securities regulators, including Real’s annual report on Form 40 - F, current reports on Form 6 - K and other documents filed with the SEC, and RE/MAX Holdings’ annual report on Form 10 - K, quarterly reports on Form 10 - Q, current reports on Form 8 - K and other documents filed with the SEC and Real’s audited annual financial statements and annual management’s discussion and analysis for the financial ended December 31 , 2025 and Annual Information Form dated March 4 , 2026 filed with Canadian securities regulators, including documents that will be filed with the SEC and Canadian securities regulators in connection with the proposed transaction . These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement and the Real management information circular that will each be filed with the SEC and Canadian securities regulators, as applicable, in connection with the proposed transaction . While the list of factors presented here is, and the list of factors to be presented in the Registration Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties . Unlisted factors may present significant additional obstacles to the realization of forward - looking statements/forward - looking information . You should not place undue reliance on any of these forward - looking statements/forward - looking information as they are not guarantees of future performance or outcomes ; actual performance and outcomes, including, without limitation, Real’s or RE/MAX Holdings’ actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which Real or RE/MAX Holdings operate, may differ materially from those made in or suggested by the forward - looking statements/forward - looking information contained in this communication . Neither Real nor RE/MAX Holdings assumes any obligation to publicly provide revisions or updates to any forward - looking statements/forward - looking information, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws . Neither future distribution of this communication nor the continued availability of this communication in archive form on Real’s or RE/MAX Holdings’ website should be deemed to constitute an update or re - affirmation of these statements as of any future date . Disclaimer 2

Disclaimer (cont.) 3 Important Information and Where to Find It In connection with the proposed transaction between Real and RE/MAX Holdings, Real and RE/MAX Holdings will file relevant materials with the SEC and Canadian securities regulators, as applicable, including a management information circular of Real and a registration statement on Form S - 4 (the “Registration Statement”) that will include a proxy statement of RE/MAX Holdings and prospectus of Real REMAX Group . Real’s management information circular will be mailed to securityholders of Real and the proxy statement/prospectus will be mailed to shareholders of each of RE/MAX Holdings and Real, in each case seeking their respective approval of the proposed transaction and other related matters . This communication is not a substitute for the Registration Statement, the proxy statement/prospectus, the Real management information circular or any other document that Real or RE/MAX Holdings (as applicable) may file with the SEC and Canadian securities regulators, as applicable, in connection with the proposed transaction . BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF REAL AND RE/MAX HOLDINGS ARE URGED TO READ THE REGISTRATION STATEMENT, THE REAL MANAGEMENT CIRCULAR, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORS, AS APPLICABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS . Investors and security holders may obtain free copies of the Registration Statement, the Real management information circular and the proxy statement/prospectus (when they become available), as well as other filings containing important information about Real or RE/MAX Holdings, without charge at the SEC’s Internet website (http : //www . sec . gov) and under Real’s profile on SEDAR+ at www . sedarplus . ca, as applicable . Copies of the documents filed with the SEC and the Canadian securities regulators by Real will be available free of charge on Real’s internet website at https : //investors . onereal . com or by contacting Real’s investor relations contact at investors@therealbrokerage . com . Copies of the documents filed with the SEC by RE/MAX Holdings will be available free of charge on RE/MAX Holdings’ internet website at https : //investors . remaxholdings . com or by contacting RE/MAX Holdings’ investor relations contact at investorrelations@remax . com . The information included on, or accessible through, Real’s website or RE/MAX Holdings’ website is not incorporated by reference into this communication or Real’s and RE/MAX Holdings’ respective filings with the SEC and Canadian securities regulators, as applicable . Participants in the Solicitation Real, RE/MAX Holdings, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction . Information about the directors and executive officers of Real is set forth in its management information circular for its 2026 annual meeting of shareholders, which was filed with the Canadian securities regulators on April 24 , 2026 (the “Real Annual Meeting Circular”) and in its Form 6 - K, which was filed with the SEC on April 24 , 2026 . Please refer to the sections captioned “Election of Directors,” “Statement of Corporate Governance Practices,” and “Compensation Discussion and Analysis” in the Real Annual Meeting Circular . To the extent holdings of such participants in Real’s securities have changed since the amounts described in the Real Annual Meeting Circular, such changes have been reflected on a Notice of Proposed Sale of Securities pursuant to Rule 144 under the U . S . Securities Act on Form 144 filed with the SEC and in insider reports filed with the Canadian securities regulators on SEDI at wwww . sedi . ca . Information about the directors and executive officers of RE/MAX Holdings is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 3 , 2025 (the “RE/MAX Holdings Annual Meeting Proxy Statement”) and in its Form 8 - K, which was filed with the SEC on May 20 , 2025 . Please refer to the sections captioned “Corporate Governance,” “Director Compensation,” “Information about Executive Officers,” “Compensation Discussion and Analysis,” “Stock Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” in the RE/MAX Holdings Annual Meeting Proxy Statement . To the extent holdings of such participants in RE/MAX Holdings’ securities have changed since the amounts described in the RE/MAX Holdings Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https : //www . sec . gov/edgar/browse/?CIK= 1581091 &owner=exclude under the tab “Ownership Disclosures . ” These documents can be obtained free of charge from the sources indicated above . Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the Real management circular and the proxy statement/prospectus and the other relevant materials filed with the SEC and Canadian securities regulators, as applicable, when they become available . No Offer or Solicitation This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U . S . Securities Act and otherwise in accordance with applicable Canadian securities laws .

Forming a Leading Technology-Driven Global Real Estate Platform

real + RE/MAX

real	RE/MAX
AI-powered, high-growth brokerage platform, proprietary software and vibrant agent community	Iconic real estate brand and expansive global franchise network across 120 countries and territories
OPERATING MODEL: Owned Brokerage	OPERATING MODEL: Franchised Brokerage

Pro Forma 2025 Financials [1]					
	~$2.3B 2025 Revenue	~$157M 2025 Adjusted EBITDA[2]	180,000+ Total Agents	~1M 2025 U.S. & Canada Transactions	~1.8M 2025 Global Transactions

1. Pro forma results as presented in this presentation represent the combined Real and RE/MAX Holdings fiscal 2025 results and are not intended to represent pro forma financials under Section 11 of Regulation S-X under the Securities Exchange Act of 1934, as amended.
2. See Appendix for reconciliation of historical non-GAAP financial measures.

real 4

Transaction Terms

TRANSACTION OVERVIEW	• Real Brokerage to acquire RE/MAX Holdings to create Real REMAX Group (NASDAQ: REAX) • $880M transaction value for RE/MAX Holdings • Pro forma ownership: Real shareholders 59%; RE/MAX Holdings shareholders 41%, assuming the midpoint of available cash consideration to RE/MAX Holdings shareholders
CONSIDERATION	• RE/MAX Holdings shareholders: stock-and-cash election between 5.15 shares[1] of Real REMAX Group or $13.80 per share in cash, subject to proration such that the aggregate cash proceeds to RE/MAX Holdings shareholders will be no less than $60M and no greater than $80M • Real shareholders: 1 share[1] of Real REMAX Group for each existing Real share
FINANCIAL DETAIL	• Transaction values RE/MAX Holdings at ~7x fully synergized 2025 Adjusted EBITDA [2] • Combined company generated $2.3B in revenue and $157M in Adjusted EBITDA in 2025 [2,3] • Expected to generate ~$30M of annual run-rate cost savings, with the majority expected to be realized within calendar 2027 • Targeted leverage ratio of <2.0x net debt to Adjusted EBITDA by the end of the second full fiscal year following the close of the transaction
LEADERSHIP	• Tamir Poleg will serve as Chairman and CEO of Real REMAX Group • 10-member Board of Directors – 7 directors from Real board and 3 directors from RE/MAX Holdings board
BRANDS	• REMAX and Motto Mortgage brands will be maintained and continue to operate as dedicated franchise models • Real Broker LLC will continue to operate as an owned brokerage under the Real brand

TIMING & APPROVALS	• Expected closing in 2H 2026, subject to customary closing conditions, regulatory approvals and approvals of Real shareholders and RE/MAX Holdings shareholders and court approval in the Province of British Columbia
	• Voting agreements with:
	  • Dave Liniger, Co-Founder and Chairman of RE/MAX Holdings (~38% of the voting power of RE/MAX Holdings' outstanding shares)
	  • Certain officers and directors of Real and their affiliated entities (16% of Real's outstanding shares)

1. To be adjusted to reflect 10-for-1 share consolidation of Real shares immediately prior to closing.
2. See Appendix for reconciliation of historical non-GAAP financial measures.
3. Pro forma results as presented in this presentation represent the combined Real and RE/MAX Holdings fiscal 2025 results and are not intended to represent pro forma financials under Section 11 of Regulation S-X under the Securities Exchange Act of 1934, as amended.

real

5

Generating Substantial Value for Agents, Franchisees, Consumers and Shareholders Brings together two highly complementary business models to create a more innovative, more productive and more connected real estate ecosystem 1 Enhanced value proposition for agents and franchisees offering greater choice, model flexibility, technology and expanded support network 2 Improved home buying and selling experience for consumers across the transaction lifecycle 3 Strong financial profile and cash generation expected to drive earnings and Adjusted EBITDA margin accretion 4 Meaningful cost synergies and revenue growth opportunities expected to drive margin expansion and long - term value creation 5 6

Complementary Models Will Create a Differentiated Real Estate Business Spanning Brokerage, Franchise and Ancillary Services

real — TECHNOLOGY-ENABLED BROKERAGE MODEL

Proprietary, AI-Enabled Tech Platform

reZEN, Leo CoPilot and HeyLeo form a fully integrated operating system, managing every transaction, compliance step and agent payout in real time

One Real Community

Collaborative community of 33,000 real estate professionals built on transparency, shared success and "Work Hard, Be Kind" ethos

Compelling Agent Economic Model

85/15 agent commission split with $12K annual cap, plus revenue share, equity ownership opportunities and ancillary income streams

High-Growth, Asset-Light Brokerage

Fastest-growing major public brokerage — 57% agent CAGR and 70% transaction CAGR since 2022 despite housing market trough

+

REMAX — GLOBAL FRANCHISE MODEL

Iconic Global Real Estate Brand

Highest unaided brand awareness among all real estate competitors in the U.S. and Canada; multi- winner of BrandSpark 'Most Trusted' award[1]

Scaled Franchise Network

148,000+ agents across nearly 8,500 offices in more than 120 countries and territories, most productive real estate network in the world[2]

Compelling Franchisee Flexibility

Entrepreneurial franchise model enables franchisees to run their business their way, while benefitting from the REMAX brand and ecosystem

High Margin, Recurring Revenue

Asset-light franchise model with 66% of revenue from recurring franchise fees and annual dues[3]; 32% Adjusted EBITDA margin[4] in fiscal 2025

=

real REMAX — INTEGRATED PLATFORM (BEST OF BOTH)

Will be the only major real estate company to offer both a cloud-based brokerage and global franchise office network

Placing two of the industry's strongest agent cultures on one platform — expanding collaboration and collective growth

Prospective agents will be able to select the model that best fits their unique needs, with access to expanded income streams across both models

More diversified and durable revenue base expected to create a more resilient earnings profile with significant upside opportunity as housing cycle recovers

Source: Public filings, only represents publicly traded comparable companies.
1. Source: MMR strategy group study of unaided awareness.
2. As measured by residential transaction slides.
3. Excludes REMAX Marketing Funds fees.
4. See Appendix for reconciliation of historical non-GAAP financial measures.

real

7

Agent Value Proposition Global Brand + Integrated Technology Platform Franchisee Value Proposition A Unique, Differentiated and Better Positioned Brokerage Platform Greater Choice, Higher Productivity and Expanded Earnings Opportunities for Agents and Franchisees Combines REMAX’s globally recognized brand with Real’s integrated platform, offering agents credibility, flexibility and modern tools to run their business GLOBAL BRAND + MODERN PLATFORM Streamlined workflows across transaction management, communication and compliance enable agents to operate more efficiently and close faster INCREASED PRODUCTIVITY Access to a broader set of income streams, including revenue sharing, equity mortgage, title, fintech and platform - enabled services Greater ability to capture value across the transaction EXPANDED INCOME OPPORTUNITIES Significantly expanded referral network and collaboration across a larger, global agent base Increased deal flow driven by connectivity STRONGER NETWORK Ability to attract agents through a combination of brand strength, model flexibility and access to a modern platform ENHANCED AGENT ATTRACTION Streamlined back - office operations and reduced reliance on multiple third - party vendors Improved transaction management, compliance and workflow efficiencies over time LOWER OPERATING COSTS Opportunity to participate and monetize additional ancillary services across mortgage, title, fintech and other sources ADDITIONAL REVENUE STREAMS Integrated tools such as ReZEN , Leo AI and Real Wallet support agents throughout the transaction lifecycle, driving loyalty, retention and engagement STRONGER AGENT RETENTION Source: Public filings, only represents publicly traded comparable companies. 8

One Technology Platform Tailored to Fit the Diverse Needs of Agents, Franchisees and Consumers ReZEN as the Differentiator ReZEN is used by nearly every agent at Real and deeply embedded in how Real agents transact. This has created industry - leading headcount efficiency ReZ EN ReZEN is Real’s proprietary transaction management and business intelligence platform — connecting every deal, document, compliance step and payout into a single system of record 94 45 12 10 Agents per Full Time Brokerage Employee 1 (1) Leo AI AI Driven Productivity, Support & Compliance Real Wallet Fintech, Banking and Lending Platform 1. Operating metrics as of LTM 12/31/2025 for comparability across publicly traded companies. 9

AI - powered home search Real’s HeyLeo — Always On, Across Every Channel • Real has built the industry's first voice - enabled AI home search and relationship manager — giving buyers and sellers guided, real - time support across phone, SMS and chat, 24/7 • REMAX attracts over 1 million consumer leads annually across its websites — HeyLeo can transform that traffic into a smarter, more personalized home search experience • Proactive property matching and “always - on” follow - up replace the traditional reactive agent model Integrated closing services Brokerage, Title & Mortgage All Under One Roof • Clients will benefit from an expanded suite of closing services across One Real Mortgage, One Real Title, Motto Mortgage and wemlo — all under one platform • Greater connectivity across the transaction eliminates third - party handoffs, giving agents and clients real - time visibility and control from offer to close • Result is a more predictable closing process — with fewer delays, lower risk and greater satisfaction for clients and agents alike Frictionless transaction experience A Platform That Compounds with Scale • Every transaction on the combined platform generates proprietary data feeding a single intelligence layer across search, financing and closing • Unique data flywheel enables the system to learn and improve with every deal • Continuously improving lead conversion, faster mortgage approvals and closing timelines result in a consumer experience that gets meaningfully better over time Making One of Life’s Most Complex Transactions Simpler for Consumers COMBINING ICONIC GLOBAL REAL ESTATE BRAND WITH AI - POWERED TECHNOLOGY — GIVING EVERY BUYER AND SELLER A FASTER, SIMPLER AND MORE CONNECTED TRANSACTION EXPERIENCE 10

More Diversified and Durable Financial Model INCREASED EXPOSURE TO HIGH - MARGIN FRANCHISE REVENUE AND RESULTING OPPORTUNITY TO GROW IN HIGHER - MARGIN ANCILLARY SERVICES 2025 Gross Profit % Composition ADJUSTED EBITDA MARGIN 2 : ~3% 95% Commissions 5% Title + Mortgage 52% Continuing Franchise Fees 14% Annual Dues 24% Commissions 10% Franchise Sales & Other 2025 Revenue % Composition 1 ADJUSTED EBITDA MARGIN 2 : ~32% Pro Forma 2025 Gross Profit % Composition 1 55% Commissions 2% Title + Mortgage 29% Continuing Franchise Fees 8% Annual Dues 6% Franchise Sales & Other ADJUSTED EBITDA MARGIN 2 : ~7% 1. Excludes REMAX Marketing Funds fees. 2. See Appendix for reconciliation of historical non - GAAP financial measures. 11

Stronger Financial Profile and Cash Generation Expected to Reduce Leverage INTEGRATED PLATFORM (BEST OF BOTH) Pro Forma Leverage (2025 Net Debt / Adjusted EBITDA) 1 Earnings Accretive Expected to contribute to earnings growth and Adjusted EBITDA margin expansion 1 within the first full fiscal year following the close of the transaction, excluding non - recurring merger and integration related expenses Rapid Deleveraging Expected path to reduce Net Debt - to - Adjusted EBITDA 1 to below 2.0x within two full fiscal years post - close Strong Cash Flows Provides flexibility to reinvest in the business while continuing to return capital to shareholders 2 1. See Appendix for reconciliation of historical non - GAAP financial measures. 2. Subject to leverage targets and covenant capacity. 3.4x 2.7x Sub 2.0x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x Real Standalone RE/MAX Standalone Pro Forma Company Target Leverage Net Cash Position 12

Compelling Cost Synergy Opportunity

Compelling Opportunities with Majority Run-Rate Expected to be Realized in 2027

~$30M of Estimated Run-Rate Cost Synergies



A
Initial Synergies
B
C
Additional Savings Over Time
D
$15M
$4M
$7M
$4M
SHARED SERVICES
PUBLIC COSTS
VENDOR & OTHER EXT.
REAL ESTATE

Anticipated Cost Synergies

Areas of Cost Synergy Realization

A — SHARED SERVICE CENTRALIZATION
- Streamlining overlapping administrative & back-office functions
- Leveraging the best talent across both platforms

B — ELIMINATION OF REDUNDANT PUBLIC COMPANY COSTS
- Reduction of reporting & governance costs through the elimination of duplicative spend

C — VENDOR & OTHER EXTERNAL COST RATIONALIZATION
- Consolidation of systems & vendor relationships

D — RATIONALIZATION OF REAL ESTATE FOOTPRINT
- Gradual optimization of real estate footprint over three s

~100BPS CONSOLIDATED OPERATING MARGIN EXPANSION AT RUN-RATE

real

13

Potential Available Revenue Opportunities from Leveraging the Combined Network

Mortgage Expansion

Providing REMAX clients access to in-house financing options, deepening the consumer relationship while capturing mortgage economics that today flow to third parties

2025 Avg. Revenue/Txn:	$7,500+
2025 Gross Margin:	45%+
Pro Forma 2025 US Buy-Side Transactions:	350,000+

one real mortgage + wemlo. MOTTO MORTGAGE

Title Attachment

Offering in-house settlement and title services to REMAX's franchisee network — converting a critical, outsourced process into a captive, high-margin revenue stream

2025 Avg. Revenue/Txn:	$2,200+
2025 Gross Margin:	80%+
Pro Forma 2025 US Buy-Side Transactions:	350,000+

one real title

Real Wallet Contribution

Extending Real's fintech capabilities to REMAX's agent base — deepening engagement and generating incremental fee income across a significantly larger base

2025 Checking Accounts:	7,000+
2025 Deposits:	$23M+
2025 Wallet Revenue:	$850k+

real Wallet

REMAX Website Lead Monetization

Integrating AI-driven consumer engagement to convert existing traffic and leads into a higher-value, monetizable pipeline

2025 REMAX.com Gross Leads: 750,000+

2025 REMAX.ca Gross Leads: 250,000+

REMAX + LEO AI

MULTIPLE FUTURE LEVERS DESIGNED TO UNLOCK ADDITIONAL HIGH-MARGIN REVENUE GROWTH, WITH SIGNIFICANT POTENTIAL IMPACT TO ADJUSTED EBITDA AT SCALE

real

14

Integration Roadmap and Synergy Realization Two Brands, One Platform • We will operate two distinct brands with the REMAX brand remaining a permanent part of the combined company and continuing as a leading global franchise network Utilize the Best Talent • Leadership roles will be filled based on merit, drawing from the strongest talent across both organizations Disciplined Integration Focused on Value Creation • Integration will be executed through a structured, phased approach, prioritizing early synergy capture and minimizing disruption • Jenna Rozenblat (Real COO) will serve as Chief Integration Officer, leading a dedicated integration team supported by an experienced external advisor Initial Announcement Closing (T=0) 1 (T+12 Months) 2 (T+24 Months) 3 (T+36 Months) PRE - CLOSING PLANNING Establish joint team to spearhead & manage all integration planning efforts Evaluate REMAX franchisee networks and prepare agent onboarding to ReZEN , Real Wallet and ancillary business lines INITIAL PLATFORM COMBINATION CONTINUED INTEGRATION OPTIMIZE & ENHANCE Execute most actionable near - term synergies (e.g., public company costs and administrative functions) Begin selective franchisee migration onto ReZEN and Real Wallet platforms Majority of talent synergies realized; productivity improvements Continued franchisee migration onto ReZEN and Real Wallet platforms Execute on real estate footprint synergies All company - wide vendor & systems spend rationalized Complete rollout of ReZEN and Real Wallet platforms optimized for franchisee operations at scale 15

Transformational Moment for the Industry Important Step in Real’s Journey to Build a Technology Platform that Empowers Real Estate Professionals and Improves the Consumer Experience Brings together two highly complementary business models to create a more innovative, more productive and more connected real estate ecosystem 1 Enhanced value proposition for agents and franchisees offering greater choice, model flexibility, technology and expanded support network 2 Improved home buying and selling experience for consumers across the transaction lifecycle 3 Strong financial profile and cash generation expected to drive earnings and Adjusted EBITDA margin accretion 4 Meaningful cost synergies and revenue growth opportunities expected to drive margin expansion and long - term value creation 5 16

Appendix

Overview of Real

Compelling Agent Economic Model

High Split / Low Cap: Competitive 85%/15% commission split in favor of the agent with a low $12,000 annual cap in the U.S

Multiple Ways to Earn Income: Agents can generate income from multiple sources including commission income, revenue share and equity awards

Proprietary Tech Platform

reZEN software: A proprietary transaction management platform system of record used by 100% of agents to manage transactions, compliance and instant payouts

AI-Enabled Efficiency: Leo CoPilot handles 24/7 support inquiries, automates back-office tasks, designed to drive OpEx efficiency

Collaborative Culture

Work Hard, Be Kind: A mission-driven culture rooted in transparency and shared success, which fuels high agent engagement and retention

One Real Community: A vibrant network that prioritizes teamwork, continuous learning and collective growth real

>33,000
Total Agents

52%
Agent CAGR since 1Q'23

>185,000
2025 Transactions

~$2.0B
2025 Revenue

~$63M
2025 Adjusted EBITDA[1]

real

1. See Appendix for reconciliation of historical non-GAAP financial measures.

18

Overview of REMAX

REMAX

Global Brand Recognition

Strong Awareness: Highest unaided brand awareness among all real estate competitors in the U.S. and Canada

Voted Most Trusted: Multi-winner of the BrandSpark "Most Trusted" agency award in both the USA and Canada

Scaled Franchise Network

Record Global Footprint: 148,660 agents across nearly 8,500 offices in more than 120 countries and territories

Elite Productivity: REMAX agents are the part of the most productive real estate network in the world

Dual-Brand Power: Includes Motto Mortgage, the first and only national mortgage brokerage franchise brand in the U.S., with over $2.5B in loan volume in 2025

High-Margin, Recurring Revenue

66% Recurring Revenue: Two-thirds of revenue derived from continuing franchise fees and annual dues

Capital-Light Model: Asset-light franchisor model delivered a 32.1% Adjusted EBITDA margin in FY 2025

Strong Cash Conversion: 34% Adjusted EBITDA-to-FCF conversion provides significant cash for deleveraging

>148,000
Total Agents

>120
Countries and Territories

~8,500
Offices

~1.6M
2025 Transactions Closed (Global)

~$10.7B
2025 Estimated Worldwide Commissions

~$292M
2025 Revenue

~$94M
2025 Adjusted EBITDA[1]

real

1. See Appendix for reconciliation of historical non-GAAP financial measures.

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This Presentation includes references to “Adjusted EBITDA”, which is a non - U.S. generally accepted accounting principles (“GAAP”) financial measure. Non - GAAP measures, including Non - GAAP ratios, are not recognized measures under GAAP, do not have a standardized meaning prescribed by GAAP, and are therefore unlikely to be comparable to similar measures presented by other companies. This presentation also includes Non - GAAP financial measure ratios. A non - GAAP ratio is a financial measure disclosed in the form of a ratio, fraction, percentage, or similar representation and that has a non - GAAP financial measure as one or more of its components. Adjusted EBITDA is used as an alternative to net income by removing major noncash items, such as depreciation, amortization, interest, stock - based compensation, current and deferred income tax expenses and other items management considers unique and/or non - operating in nature. Adjusted EBITDA has no direct comparable GAAP financial measures. The Company has used or included these non - GAAP measures solely to provide investors with added insight into Real’s financial performance. Readers are cautioned that such non - GAAP measures may not be appropriate for any other purpose. Non - GAAP measures should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. Non - GAAP Measures and Ratios 20

Non - GAAP Measures and Ratios (cont.) 1. Non - GAAP measures 21 REMAX Adjusted EBITDA and Adjusted Free Cash Flow $M For the Year Ended December 31, 2025 Net Income $13 Depreciation and Amortization 26 Interest Expense 32 Interest Income (4) Provision for Income Taxes 6 EBITDA 74 Settlement and Impairment Charges (2) Equity - based Compensation Expense 17 Fair Value Adjustments to Contingent Consideration (0) Restructuring Charges 3 Change in Estimated Tax Receivable Agreement Liability 1 Other Adjustments 2 Adjusted EBITDA 1 $94 Revenue $292 Adjusted EBITDA Margin 1 32.1% Cash Flow From Operations $41 Less: Purchases of Property, Equipment and Capitalization of Software (7) (Increases) / Decreases in Restricted Cash of the Marketing Funds (2) Adjusted Free Cash Flow 1 $32 Adjusted Free Cash Flow as % of Adjusted EBITDA 34.0% The Real Brokerage Adjusted EBITDA $M For the Year Ended December 31, 2025 Net Income ($8) Finance Expenses, Net 1 Depreciation and Amortization 2 Stock - Based Compensation 68 Restructuring Expenses 0 Expenses Related to Litigation Settlement 1 Tax Benefit (1) Adjusted EBITDA 1 $63 Revenue $1,968 Adjusted EBITDA Margin 1 3.2% Pro Forma Adjusted EBITDA $M For the Year Ended December 31, 2025 The Real Brokerage Revenue $1,968 REMAX Revenue 292 Pro Forma Revenue $2,260 The Real Brokerage Adjusted EBITDA 1 $63 REMAX Adjusted EBITDA 1 94 Pro Forma Adjusted EBITDA 1 $157 Pro Forma Adjusted EBITDA Margin 1 6.9%

Non - GAAP Measures and Ratios (cont.) 1. Non - GAAP measures 22 REMAX Standalone Leverage $M For the Year Ended December 31, 2025 Senior Secured Credit Facility $439 Cash and Cash Equivalents (119) Net Debt $321 Net Debt to Adjusted EBITDA 1 3.4x Pro Forma Leverage $M For the Year Ended December 31, 2025 Pro Forma Debt 550 Real Cash and Cash Equivalents (33) REMAX Cash and Cash Equivalents (119) Cash Consideration (At Midpoint of Range) 70 Estimated Excess Cash to Balance Sheet, Net of Transaction Costs (50) Pro Forma Cash (132) Pro Forma Net Debt 418 The Real Brokerage Adjusted EBITDA 1 63 REMAX Adjusted EBITDA 1 94 Pro Forma Adjusted EBITDA 1 157 Pro Forma Net Debt to Adjusted EBITDA 1 2.7x

Cautionary Disclosure Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” and “forward-looking information” within the meaning of applicable United States and Canadian securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Forward-looking statements/forward-looking information include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “potential,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” These forward-looking statements/forward-looking information include, but are not limited to, statements related to the expected benefits of the proposed transaction; the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, including the expected leverage of the combined company and the amount and timing of synergies from the proposed transaction; the completion of the transaction and the expected timeline; and the ability to satisfy all closing conditions, including the receipt of required approvals for the transaction. Forward-looking statements/forward-looking information inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements, including statements about the consummation of the proposed transaction and the anticipated benefits thereof. Where, in any forward-looking statement, The Real Brokerage Inc. (“Real”) or RE/MAX Holdings, Inc. (“RE/MAX Holdings”) express an expectation or belief as to future results or events, it is based on Real and/or RE/MAX Holdings’ current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, neither Real nor RE/MAX Holdings can give any assurance that any such expectation or belief will result or will be achieved or accomplished. Important risk factors that may cause such a difference include, but are not limited to: Real’s and RE/MAX Holdings’ ability to consummate the proposed transaction on the expected timeline or at all; Real’s and RE/MAX Holdings’ ability to obtain the necessary regulatory approvals in a timely manner and the risk that such approvals are not obtained or are obtained subject to conditions that are not anticipated; Real’s or RE/MAX Holdings’ ability to obtain approval of their shareholders; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring Real or RE/MAX Holdings to pay a termination fee; the diversion of management time on transaction-related issues; risks related to disruption from the proposed transaction, including disruption of management time from current plans and ongoing business operations due to the proposed transaction and integration matters; the risk that the proposed transaction and its announcement could have an adverse effect on Real’s and RE/MAX Holdings’ ability to retain agents, franchisees and personnel or that there could be potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; potential litigation relating to the proposed transaction that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the ability of the combined company to achieve the synergies and other anticipated benefits expected from the proposed transaction or such synergies and other anticipated benefits taking longer to realize than anticipated; the ability of the combined company to achieve the expected leverage or such leverage taking longer to realize than anticipated; Real’s ability to integrate RE/MAX Holdings promptly and effectively; anticipated tax treatment, unforeseen liabilities, future capital expenditures, economic performance, future prospects and business and management strategies for the management, expansion and growth of the combined company’s operations; certain restrictions during the pendency of the proposed transaction that may impact Real’s or RE/MAX Holdings’ ability to pursue certain business opportunities or strategic transactions or otherwise operate their respective businesses; and other risk factors detailed from time to time in Real’s and RE/MAX Holdings’ reports filed with the SEC and Real’s reports filed with Canadian securities regulators, including Real’s annual report on Form 40-F, current reports on Form 6-K and other documents filed with the SEC, and RE/MAX Holdings’ annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC and Real’s audited annual financial statements and annual management’s discussion and analysis for the financial year ended December 31, 2025 and Annual Information Form dated March 4, 2026 filed with Canadian securities regulators, including documents that will be filed with the SEC and Canadian securities regulators in connection with the proposed transaction.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement and the Real management information circular that will each be filed with the SEC and Canadian securities regulators, as applicable, in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the Registration Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements/forward-looking information. You should not place undue reliance on any of these forward-looking statements/forward-looking information as they are not guarantees of future performance or outcomes; actual performance and outcomes, including, without limitation, Real’s or RE/MAX Holdings’ actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which Real or RE/MAX Holdings operate, may differ materially from those made in or suggested by the forward-looking statements/forward-looking information contained in this communication. Neither Real nor RE/MAX Holdings assumes any obligation to publicly provide revisions or updates to any forward-looking statements/forward-looking information, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on Real’s or RE/MAX Holdings’ website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Important Information and Where to Find It

In connection with the proposed transaction between Real and RE/MAX Holdings, Real and RE/MAX Holdings will file relevant materials with the SEC and Canadian securities regulators, as applicable, including a management information circular of Real and a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement of RE/MAX Holdings and prospectus of Real REMAX Group. Real’s management information circular will be mailed to securityholders of Real and the proxy statement/prospectus will be mailed to shareholders of each of RE/MAX Holdings and Real, in each case seeking their respective approval of the proposed transaction and other related matters. This communication is not a substitute for the Registration Statement, the proxy statement/prospectus, the Real management information circular or any other document that Real or RE/MAX Holdings (as applicable) may file with the SEC and Canadian securities regulators, as applicable, in connection with the proposed transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF REAL AND RE/MAX HOLDINGS ARE URGED TO READ THE REGISTRATION STATEMENT, THE REAL MANAGEMENT CIRCULAR, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORS, AS APPLICABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Registration Statement, the Real management information circular and the proxy statement/prospectus (when they become available), as well as other filings containing important information about Real or RE/MAX Holdings, without charge at the SEC’s Internet website (http://www.sec.gov) and under Real’s profile on SEDAR+ at www.sedarplus.ca, as applicable. Copies of the documents filed with the SEC and the Canadian securities regulators by Real will be available free of charge on Real’s internet website at https://investors.onereal.com or by contacting Real’s investor relations contact at investors@therealbrokerage.com. Copies of the documents filed with the SEC by RE/MAX Holdings will be available free of charge on RE/MAX Holdings’ internet website at https://investors.remaxholdings.com or by contacting RE/MAX Holdings’ investor relations contact at investorrelations@remax.com. The information included on, or accessible through, Real’s website or RE/MAX Holdings’ website is not incorporated by reference into this communication or Real’s and RE/MAX Holdings’ respective filings with the SEC and Canadian securities regulators, as applicable.

Participants in the Solicitation

Real, RE/MAX Holdings, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Real is set forth in its management information circular for its 2026 annual meeting of shareholders, which was filed with the Canadian securities regulators on April 24, 2026 (the “Real Annual Meeting Circular”) and in its Form 6-K, which was filed with the SEC on April 24, 2026. Please refer to the sections captioned “Election of Directors,” “Statement of Corporate Governance Practices,” and “Compensation Discussion and Analysis” in the Real Annual Meeting Circular. To the extent holdings of such participants in Real’s securities have changed since the amounts described in the Real Annual Meeting Circular, such changes have been reflected on a Notice of Proposed Sale of Securities pursuant to Rule 144 under the U.S. Securities Act on Form 144 filed with the SEC and in insider reports filed with the Canadian securities regulators on SEDI at wwww.sedi.ca. Information about the directors and executive officers of RE/MAX Holdings is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 3, 2025 (the “RE/MAX Holdings Annual Meeting Proxy Statement”) and in its Form 8-K, which was filed with the SEC on May 20, 2025. Please refer to the sections captioned “Corporate Governance,” “Director Compensation,” “Information about Executive Officers,” “Compensation Discussion and Analysis,” “Stock Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” in the RE/MAX Holdings Annual Meeting Proxy Statement. To the extent holdings of such participants in RE/MAX Holdings’ securities have changed since the amounts described in the RE/MAX Holdings Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1581091&owner=exclude under the tab “Ownership Disclosures.” These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the Real management circular and the proxy statement/prospectus and the other relevant materials filed with the SEC and Canadian securities regulators, as applicable, when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act and otherwise in accordance with applicable Canadian securities laws.